Winnebago Industries, Inc. Conflict Minerals Report
for the Year Ended December 31, 2016

EXHIBIT 1.01

The "Company," "Winnebago Industries," "we," "our," and "us" are used interchangeably to refer to Winnebago Industries, Inc. and its subsidiary, Winnebago of Indiana, LLC, as appropriate in this context. During 2016, Winnebago Industries acquired Grand Design RV LLC “Grand Design”, a manufacturer of towable recreation vehicles. Reporting, in accordance with the applicable guidance of the Securities and Exchange Commission, is not required in the current year. Winnebago Industries is incorporating the acquisition of Grand Design into its Conflict Minerals compliance program and will include the applicable information in the Conflict Minerals Report for the year ended December 31, 2017.

This Conflict Minerals Report of Winnebago Industries, Inc. for calendar year 2016 is presented in accordance with Rule 13p-1 (“Rule 13p-1”) under the Securities Exchange Act of 1934 (the “1934 Act”). Please refer to Rule 13p-1, Form SD and the 1934 Act Release No. 34-67716 for definitions to the terms used in this Report, unless otherwise defined herein.

Winnebago Industries, a manufacturer of recreation vehicles, has determined that its products were manufactured with tin, tantalum, tungsten, and gold, which were necessary for the functionality of such products. In accordance with Rule 13p-1, Winnebago Industries performed due diligence as noted below to determine the conflict minerals' status of the necessary conflict minerals used in its product manufacturing.

Overview of Conflict Minerals Program and Reasonable Country of Origin Inquiry

•
We have structured compliance efforts internally to support supply chain due diligence. Winnebago Industries has developed a team responsible for the conflict minerals program. The team reports to the General Counsel.

•
We have established a system of controls and supply chain transparency through the adoption and use of due diligence tools created by the Electronic Industry Citizenship Coalition and the Global e-Sustainability Initiative (“EICC/GeSI”). This included the use of the Conflict Minerals Reporting Template (“CMRT”), a supply-chain survey.

•	We identified risks at the product level and determined that all products we produce contained conflict minerals necessary to the functionality of the product.

•
We have conducted a supply chain survey of 100% of suppliers that potentially provided parts and materials containing conflict minerals. The survey requested suppliers to identify smelters and refiners, using the CMRT. As a downstream manufacturer, we rely on our vendors to provide the origins of all of our conflict minerals, including the location of the smelter, mine, or transit route of the minerals.

Design of Due Diligence

Winnebago Industries has reviewed our suppliers and sourcing decisions, and integrated into our management programs the Organization for Economic Cooperation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition (“OECD Framework”), an internationally-recognized due diligence framework. Winnebago Industries communicated to applicable suppliers, our efforts to comply with Rule 13p-1.

Description of Due Diligence Measures Performed

We have included a summary below of the description of the measures performed to exercise due diligence on the source and chain of custody of the necessary conflict minerals contained in our products, which may have originated from the Covered Countries and may not have come from recycled or scrap sources:

•
We evaluated survey responses to identify: (i) the use and source of Conflict Minerals, and; (ii) any indicators that Conflict Minerals may have come from the Democratic Republic of the Congo or an Adjoining Country.

•	We compared smelters and refiners identified by the supply chain survey against the list of smelters and refiners that are compliant with the Conflict Free Smelter Program (“CFSP”).

•	We made additional inquiries on a case-by-case basis if smelter and refiner information was deemed inconsistent, inaccurate, or incomplete.

•	The status of risk mitigation efforts was summarized and provided to Winnebago Industries’ Management.

•	Our conflict minerals compliance results are reported annually to the SEC and are made publicly available on our website.

Product Determination

All products manufactured by Winnebago Industries are deemed to contain conflict minerals necessary to the products' functionality. We produce products that include motorhomes, touring coaches, travel trailers and fifth wheel trailers as well as supporting RV products. Based on the surveys provided and notifications that our suppliers' diligence efforts were incomplete, we do not have sufficient information to conclusively determine all smelters or refiners or countries of origin of the conflict minerals. However, based on the data provided by the RCOI, this information has been listed in Annex I. The majority of our suppliers reported conflict minerals' use at the company level, not at the product level. As such, we cannot definitively state whether these conflict minerals were included in the products supplied to Winnebago, or further validate that these smelters or refiners exist in our supply chain.

Future Due Diligence

There were numerous suppliers that did not provide a listing of smelters and refiners used, and an additional group of suppliers that did not provide a response to our survey. In our efforts to obtain timely and accurate information from our supply chain, we intend to execute the following:

•	Continue to assess the presence of conflict minerals in our supply chain.

•	Clearly communicate expectations with newly contracted and delinquent suppliers.

•	Continue to improve our risk mitigation strategy.

•	Continue to encourage our direct suppliers to assess their supply chain risks.

•	Continue to encourage our direct suppliers to provide complete and accurate information.

As we progress, we expect that transparency in our supply chain will increase, which will allow for more accurate and detailed levels of risk assessment within our supply chain.

ANNEX I

Metal	Smelter Name	Smelter Country
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Tony Goetz NV	BELGIUM
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Royal Canadian Mint	CANADA
Gold	Baiyin Nonferrous Metals Corporation	CHINA
Gold	China National Gold Group Corporation	CHINA
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	GuangDdong JinDing high-tech materials company	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hang Seng Technology	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Heraeus Ltd. Hong Kong	CHINA
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Sino-Platinum Metals Co.,Ltd	CHINA
Gold	SuZhou ShenChuang recycling Ltd.	CHINA
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Wuzhong Group	CHINA
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhongkuang Gold Industry Co.,LTD	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA

Metal	Smelter Name	Smelter Country
Gold	SAFINA A.S.	CZECH REPUBLIC
Gold	SAAMP	FRANCE
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Aurubis AG	GERMANY
Gold	Bauer Walser AG	GERMANY
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	DODUCO GmbH	GERMANY
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	Bangalore Refinery	INDIA
Gold	Gujarat Gold Centre	INDIA
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Sai Refinery	INDIA
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	Chimet S.p.A.	ITALY
Gold	Faggi Enrico S.p.A.	ITALY
Gold	T.C.A S.p.A	ITALY
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Chugai Mining	JAPAN
Gold	Dowa	JAPAN
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Japan Mint	JAPAN
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN
Gold	Yamato Denki Ind. Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)
Gold	DaeryongENC	KOREA (REPUBLIC OF)

Metal	Smelter Name	Smelter Country
Gold	DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)
Gold	HwaSeong CJ Co., Ltd.	KOREA (REPUBLIC OF)
Gold	Korea Metal Co., Ltd.	KOREA (REPUBLIC OF)
Gold	Korea Zinc Co., Ltd.	KOREA (REPUBLIC OF)
Gold	LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)
Gold	Samduck Precious Metals	KOREA (REPUBLIC OF)
Gold	Samwon Metals Corp.	KOREA (REPUBLIC OF)
Gold	Torecom	KOREA (REPUBLIC OF)
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Metahub Industries Sdn. Bhd.	MALAYSIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Caridad	MEXICO
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	Morris and Watson	NEW ZEALAND
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	KGHM Polska Miedz Spólka Akcyjna	POLAND
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant"	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	SEMPSA Joyería Platería S.A.	SPAIN
Gold	Sudan Gold Refinery	SUDAN
Gold	Boliden AB	SWEDEN
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Cendres + Métaux S.A.	SWITZERLAND
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	PAMP S.A.	SWITZERLAND
Gold	PX Précinox S.A.	SWITZERLAND
Gold	Valcambi S.A.	SWITZERLAND
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	WAM Technologies Taiwan Co.,Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Istanbul Gold Refinery	TURKEY
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY

Metal	Smelter Name	Smelter Country
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	AURA-II	UNITED STATES OF AMERICA
Gold	Austin Powder	UNITED STATES OF AMERICA
Gold	Colt Refining	UNITED STATES OF AMERICA
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Materion	UNITED STATES OF AMERICA
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Tantalum	Plansee	AUSTRIA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Mineração Taboca S.A.	BRAZIL
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	Duoluoshan	CHINA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA

Metal	Smelter Name	Smelter Country
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck Group	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	Power Resources Ltd.	MACEDONIA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	E.S.R. Electronics	UNITED STATES OF AMERICA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	Global Advanced Metals	UNITED STATES OF AMERICA
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tantalum	Kemet Blue Powder	UNITED STATES OF AMERICA
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA
Tin	Metallo Chimique	BELGIUM
Tin	Metallo-Chimique N.V.	BELGIUM
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Angelcast Enterprise Co., Ltd.	BRAZIL
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Resind Indústria e Comércio Ltda.	BRAZIL
Tin	Soft Metais Ltda.	BRAZIL
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA

Metal	Smelter Name	Smelter Country
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Fuji Metal Mining Corp.	CHINA
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Yunxi Group Corp.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Jau Janq Enterprise Co. Ltd.	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	Jiangxi Nanshan	CHINA
Tin	Kunshan Tin Shing Lee Manufacturing Co., Ltd.	CHINA
Tin	Leybold Co., Ltd.	CHINA
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin	Minchali Metal Industry Co., Ltd.	CHINA
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Minmetals Ganzhou Tin	CHINA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Norteña de Metales, SA	CHINA
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Lübeck GmbH	GERMANY
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Operaciones Metalurgical S.A.	INDONESIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA

Metal	Smelter Name	Smelter Country
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT O.M. Indonesia	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin Investment	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	Dowa	JAPAN
Tin	Lung Fu Surface Technology Co., Ltd. Suzhou	JAPAN
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Super Ligas	JAPAN
Tin	Wuxi Lantronic Electronic Co Ltd	JAPAN
Tin	Chofu Works	MALAYSIA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	Minsur	PERU
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	Fenix Metals	POLAND

Metal	Smelter Name	Smelter Country
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	Phoenix Metal Ltd.	RWANDA
Tin	Elmet S.L.U.	SPAIN
Tin	Yunnan Chengo Electric Smelting Plant	SPAIN
Tin	Dae Chang Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Materials Eco-Refining CO.LTD	TAIWAN, PROVINCE OF CHINA
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Stretti	TAIWAN, PROVINCE OF CHINA
Tin	Taiwan high-tech Co., Ltd.	TaIWAN, PROVINCE OF CHINA
Tin	Tianjin Huamei Wafangdian Bearing Sales Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	Shenzhen Anchen Solder Tin Product Co. Ltd	THAILAND
Tin	Thaisarco	THAILAND
Tin	Untracore Co., Ltd.	THAILAND
Tin	Alpha	UNITED STATES OF AMERICA
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	An Thai Minerals Co., Ltd.	VIET NAM
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Huzhou Cemented Carbide Works Imp. & Exp. Co	CHINA
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA

Metal	Smelter Name	Smelter Country
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Jin Zhou	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck GmbH	GERMANY
Tungsten	H.C. Starck Group	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tungsten	PT Supra Sukses Trinusa	INDONESIA
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Degutea	KOREA (REPUBLIC OF)
Tungsten	Woltech Korea Co., Ltd.	KOREA (REPUBLIC OF)
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Moliren Ltd	RUSSIAN FEDERATION
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	Materion	UNITED STATES OF AMERICA
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM